Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

8.        Goodwill and other intangible assets

The Company performs an annual impairment test at the reporting unit level as of April 1st of each fiscal year or more frequently when an event occurs or circumstances change that indicate the carrying value may not be recoverable. As of April 1, 2022, the Company qualitatively assessed whether it is more likely than not that the respective fair value of the Company’s reporting units (NightHawk, Pelican, Elusys and Scorpius) were less than its carrying amount, including goodwill.

Pelican Goodwill and In-Process R&D

Goodwill of $2.2 million and in-process R&D of $5.9 million were recorded in connection with the acquisition of Pelican, as described in Note 4 and have been allocated to the Pelican reporting unit. During the fourth quarter of 2021, due to a sustained decline in the quoted market price of its common stock, the Company performed an interim impairment analysis using the income approach and in-process R&D with a total carrying value of $5.9 million was written down to its estimated fair value of $3.5 million and an impairment charge of $2.4 million during the fourth quarter of 2021 was recorded and goodwill in the amount of $1.5 million was fully impaired. During the third quarter of 2022, the Company elected to terminate any further development of PTX-35. As a result of the termination, the in-process R&D affiliated with PTX-35, in the amount of $3.5 million, has been fully impaired.

Elusys Goodwill and Intangible Assets

Goodwill of $3.3 million and an intangible asset of $9.7 million was recorded in connection with the acquisition of Elusys which has been allocated to the Elusys reporting unit. During the fourth quarter of 2022, due to a sustained decline in the quoted market price of its common stock, the Company performed an interim goodwill impairment analysis using the income approach. However, through its quantitative analysis, the Company determined the carrying value was not in excess of its estimated fair value and therefore no impairment charge was recorded at December 31, 2022. Elusys’ intangible asset relates to the ANTHIM® formulation and was amortized over its remaining patent life of approximately 80 months.

The following table provides the Company’s goodwill, in-process R&D, and intangible assets as of December 31, 2022 and 2021.

		In-process	Intangible
	Goodwill	R&D	Assets
Balance at December 31, 2020	$1,452,338	$5,866,000	$—
Impairment	(1,452,338)	(2,366,000)	—
Balance at December 31, 2021	—	3,500,000	—
Impairment	—	(3,500,000)	—
Acquisition of Elusys Therapeutics	5,067,748	—	11,200,000
Measurement period adjustments	(1,765,789)	—	(1,500,000)
Amortization	—	—	(1,030,625)
Reclassified to discontinued operations	(3,301,959)	—	(8,669,375)
Balance at December 31, 2022	$—	$—	$—

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